                                                                      EXHIBIT 24


                           TRANSOCEAN SEDCO FOREX INC.

                                POWER OF ATTORNEY

                  WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-4 for the registration of the Company's new debt securities, including 6.50% notes due 2003, 6.75% notes due 2005, 6.95% notes due 2008, 7.375% notes due 2018, 9.125% notes due 2003 and
9.50% notes due 2008, to be issued in connection with an exchange offer for the 6.50% notes due 2003, 6.75% notes due 2005, 6.95% notes due 2008, 7.375% notes due 2018, 9.125% notes due 2003 and 9.50% notes due 2008 of R&B Falcon Corporation, a Delaware corporation, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-4");

                  NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Gregory
L. Cauthen, Eric B. Brown, William E. Turcotte and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, the Form S-4 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the Ninth day of January, 2002.


                                     By:      /s/ VICTOR E. GRIJALVA
                                        ----------------------------------------
                                     Name:    VICTOR E. GRIJALVA
                                     Title:   CHAIRMAN OF THE BOARD OF DIRECTORS

                           TRANSOCEAN SEDCO FOREX INC.

                                POWER OF ATTORNEY

                  WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-4 for the registration of the Company's new debt securities, including 6.50% notes due 2003, 6.75% notes due 2005, 6.95% notes due 2008, 7.375% notes due 2018, 9.125% notes due 2003 and
9.50% notes due 2008, to be issued in connection with an exchange offer for the 6.50% notes due 2003, 6.75% notes due 2005, 6.95% notes due 2008, 7.375% notes due 2018, 9.125% notes due 2003 and 9.50% notes due 2008 of R&B Falcon Corporation, a Delaware corporation, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-4");

                  NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Gregory
L. Cauthen, Eric B. Brown, William E. Turcotte and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, the Form S-4 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the Tenth day of January, 2002.


                                           By:      /s/ RICHARD D.KINDER
                                                -------------------------------
                                           Name:    RICHARD D. KINDER
                                           Title:   DIRECTOR

                           TRANSOCEAN SEDCO FOREX INC.

                                POWER OF ATTORNEY

                  WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-4 for the registration of the Company's new debt securities, including 6.50% notes due 2003, 6.75% notes due 2005, 6.95% notes due 2008, 7.375% notes due 2018, 9.125% notes due 2003 and
9.50% notes due 2008, to be issued in connection with an exchange offer for the 6.50% notes due 2003, 6.75% notes due 2005, 6.95% notes due 2008, 7.375% notes due 2018, 9.125% notes due 2003 and 9.50% notes due 2008 of R&B Falcon Corporation, a Delaware corporation, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-4");

                  NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Gregory
L. Cauthen, Eric B. Brown, William E. Turcotte and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, the Form S-4 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the Ninth day of January, 2002.


                                            By:     /s/ RONALD L. KUEHN, JR.
                                               ---------------------------------
                                            Name:   RONALD L. KUEHN, JR.
                                            Title:  DIRECTOR

                           TRANSOCEAN SEDCO FOREX INC.

                                POWER OF ATTORNEY

                  WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-4 for the registration of the Company's new debt securities, including 6.50% notes due 2003, 6.75% notes due 2005, 6.95% notes due 2008, 7.375% notes due 2018, 9.125% notes due 2003 and
9.50% notes due 2008, to be issued in connection with an exchange offer for the 6.50% notes due 2003, 6.75% notes due 2005, 6.95% notes due 2008, 7.375% notes due 2018, 9.125% notes due 2003 and 9.50% notes due 2008 of R&B Falcon Corporation, a Delaware corporation, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-4");

                  NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Gregory
L. Cauthen, Eric B. Brown, William E. Turcotte and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, the Form S-4 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the Eleventh day of January, 2002.



                                       By: /s/ ARTHUR LINDENAUER
                                           -------------------------------------
                                       Name:   ARTHUR LINDENAUER
                                       Title:  DIRECTOR

                           TRANSOCEAN SEDCO FOREX INC.

                                POWER OF ATTORNEY

                  WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-4 for the registration of the Company's new debt securities, including 6.50% notes due 2003, 6.75% notes due 2005, 6.95% notes due 2008, 7.375% notes due 2018, 9.125% notes due 2003 and
9.50% notes due 2008, to be issued in connection with an exchange offer for the 6.50% notes due 2003, 6.75% notes due 2005, 6.95% notes due 2008, 7.375% notes due 2018, 9.125% notes due 2003 and 9.50% notes due 2008 of R&B Falcon Corporation, a Delaware corporation, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-4");

                  NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Gregory
L. Cauthen, Eric B. Brown, William E. Turcotte and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, the Form S-4 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the Fifteenth day of January, 2002.

                                           By:      /s/ PAUL B. LOYD, JR.
                                              ---------------------------------
                                           Name:    PAUL B. LOYD, JR.
                                           Title:   DIRECTOR

                           TRANSOCEAN SEDCO FOREX INC.

                                POWER OF ATTORNEY

                  WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-4 for the registration of the Company's new debt securities, including 6.50% notes due 2003, 6.75% notes due 2005, 6.95% notes due 2008, 7.375% notes due 2018, 9.125% notes due 2003 and
9.50% notes due 2008, to be issued in connection with an exchange offer for the 6.50% notes due 2003, 6.75% notes due 2005, 6.95% notes due 2008, 7.375% notes due 2018, 9.125% notes due 2003 and 9.50% notes due 2008 of R&B Falcon Corporation, a Delaware corporation, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-4");

                  NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Gregory
L. Cauthen, Eric B. Brown, William E. Turcotte and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, the Form S-4 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the Eleventh day of January, 2002.


                                        By:      /s/ MARTIN B. MCNAMARA
                                           ------------------------------------
                                        Name:    MARTIN B. MCNAMARA
                                        Title:   DIRECTOR

                           TRANSOCEAN SEDCO FOREX INC.

                                POWER OF ATTORNEY

                  WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-4 for the registration of the Company's new debt securities, including 6.50% notes due 2003, 6.75% notes due 2005, 6.95% notes due 2008, 7.375% notes due 2018, 9.125% notes due 2003 and
9.50% notes due 2008, to be issued in connection with an exchange offer for the 6.50% notes due 2003, 6.75% notes due 2005, 6.95% notes due 2008, 7.375% notes due 2018, 9.125% notes due 2003 and 9.50% notes due 2008 of R&B Falcon Corporation, a Delaware corporation, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-4");

                  NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Gregory
L. Cauthen, Eric B. Brown, William E. Turcotte and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, the Form S-4 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the Eleventh day of January, 2002.



                                       By: /s/ ROBERTO MONTI
                                           -------------------------------------
                                       Name:   ROBERTO MONTI
                                       Title:  DIRECTOR

                           TRANSOCEAN SEDCO FOREX INC.

                                POWER OF ATTORNEY

                  WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-4 for the registration of the Company's new debt securities, including 6.50% notes due 2003, 6.75% notes due 2005, 6.95% notes due 2008, 7.375% notes due 2018, 9.125% notes due 2003 and
9.50% notes due 2008, to be issued in connection with an exchange offer for the 6.50% notes due 2003, 6.75% notes due 2005, 6.95% notes due 2008, 7.375% notes due 2018, 9.125% notes due 2003 and 9.50% notes due 2008 of R&B Falcon Corporation, a Delaware corporation, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-4");

                  NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Gregory
L. Cauthen, Eric B. Brown, William E. Turcotte and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, the Form S-4 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the Ninth day of January, 2002.



                                       By: /s/ RICHARD A. PATTAROZZI
                                           -------------------------------------
                                       Name:   RICHARD A. PATTAROZZI
                                       Title:  DIRECTOR

                           TRANSOCEAN SEDCO FOREX INC.

                                POWER OF ATTORNEY

                  WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-4 for the registration of the Company's new debt securities, including 6.50% notes due 2003, 6.75% notes due 2005, 6.95% notes due 2008, 7.375% notes due 2018, 9.125% notes due 2003 and
9.50% notes due 2008, to be issued in connection with an exchange offer for the 6.50% notes due 2003, 6.75% notes due 2005, 6.95% notes due 2008, 7.375% notes due 2018, 9.125% notes due 2003 and 9.50% notes due 2008 of R&B Falcon Corporation, a Delaware corporation, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-4");

                  NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Gregory
L. Cauthen, Eric B. Brown, William E. Turcotte and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, the Form S-4 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the Ninth day of January, 2002.



                                       By: /s/ ALAIN ROGER
                                           -------------------------------------
                                       Name:   ALAIN ROGER
                                       Title:  DIRECTOR

                           TRANSOCEAN SEDCO FOREX INC.

                                POWER OF ATTORNEY

                  WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-4 for the registration of the Company's new debt securities, including 6.50% notes due 2003, 6.75% notes due 2005, 6.95% notes due 2008, 7.375% notes due 2018, 9.125% notes due 2003 and
9.50% notes due 2008, to be issued in connection with an exchange offer for the 6.50% notes due 2003, 6.75% notes due 2005, 6.95% notes due 2008, 7.375% notes due 2018, 9.125% notes due 2003 and 9.50% notes due 2008 of R&B Falcon Corporation, a Delaware corporation, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-4");

                  NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Gregory
L. Cauthen, Eric B. Brown, William E. Turcotte and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, the Form S-4 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the Eleventh day of January, 2002.



                                       By: /s/ KRISTIAN SIEM
                                           -------------------------------------
                                       Name:   KRISTIAN SIEM
                                       Title:  DIRECTOR

                           TRANSOCEAN SEDCO FOREX INC.

                                POWER OF ATTORNEY

                  WHEREAS, TRANSOCEAN SEDCO FOREX INC., a Cayman Islands company (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission promulgated thereunder, a registration statement on Form S-4 for the registration of the Company's new debt securities, including 6.50% notes due 2003, 6.75% notes due 2005, 6.95% notes due 2008, 7.375% notes due 2018, 9.125% notes due 2003 and
9.50% notes due 2008, to be issued in connection with an exchange offer for the 6.50% notes due 2003, 6.75% notes due 2005, 6.95% notes due 2008, 7.375% notes due 2018, 9.125% notes due 2003 and 9.50% notes due 2008 of R&B Falcon Corporation, a Delaware corporation, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the "Form S-4");

                  NOW, THEREFORE, the undersigned, in his capacity as a director of the Company, does hereby appoint J. Michael Talbert, Robert L. Long, Gregory
L. Cauthen, Eric B. Brown, William E. Turcotte and Brenda S. Masters, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director of the Company, the Form S-4 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the Ninth day of January, 2002.



                                       By: /s/ IAN C. STRACHAN
                                           -------------------------------------
                                       Name:   IAN C. STRACHAN
                                       Title:  DIRECTOR